UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010

iBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53125	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

9 Innovation Way, Suite 100
Newark, Delaware 19711
(Address of principal executive offices, including zip Code)

(302) 355-0650
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2010, the stockholders of iBio, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of common stock from 50,000,000 to 100,000,000. The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on, and effective as of, December 10, 2010. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Company’s 2010 Annual Meeting of Stockholders, Proposals 1, 2 and 3 were each approved by the Company’s stockholders. The proposals are described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 10, 2010. At the 2010 Annual Meeting, the holders of 25,126,280 shares of the Company's common stock, which represents 80% of the shares of the Company's common stock outstanding and entitled to vote as of the record date of November 4, 2010, were represented in person or by proxy. The final voting results of the 2010 Annual Meeting are set forth below.

Proposal 1 - Election of Directors - The Company’s stockholders elected Glenn Chang and Philip K. Russell, M.D. to serve as Class II directors of the Company for a three-year term expiring in 2013. The voting results for each of these individuals were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Glenn Chang	15,136,440	16,997	9,972,843
Philip K. Russell, M.D.	15,136,440	16,997	9,972,843

Proposal 2 - Ratification of the Company’s Independent Registered Public Accounting Firm - The Company’s stockholders ratified the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011. The voting results were 25,098,461 shares “FOR,” 27,619 shares “AGAINST,” and 200 abstentions.

Proposal 3 - Approval of the Amendment to Certificate of Incorporation - The Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000. The voting results were 23,250,505 shares “FOR,” 1,709,525 shares “AGAINST,” and 166,250 abstentions.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO, INC.
Date: December 15, 2010	By:	/s/ Frederick Larcombe
Frederick Larcombe
Chief Financial Officer